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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger

Institutional Funds

SEMI-ANNUAL REPORT

April 30, 2012

(Unaudited)

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Shareholders’ Letter	1
Fund Highlights	9
Portfolio Summary	13
Schedules of Investments	14
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	54
Additional Information	69

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Shareholders’ Letter	June 5, 2012

Dear Shareholders,

A distorted view of reality can be costly. In one famous example, a radio broadcast depicting space aliens attacking New Jersey and New York City caused panicked listeners to hastily load their cars with emergency rations and flee to the mountains. As hysteria grew, some Americans even reported smelling poisonous gas and seeing explosions. Yet, Americans quickly learned that their efforts were pointless—the broadcast by Orson Welles was only for entertainment and not a depiction of reality. Today, the notorious War of the Worlds broadcast of 1938, which included frequent announcements that it was for entertainment only, illustrates the hazards of perception not reflecting reality.

In some ways, many investors who fled from equities over the past few years acted like panicked Americans fleeing fictional aliens. Just as Americans ignored notices that the War of the Worlds broadcast was for entertainment only, investors who sold stocks ignored strengthening U.S. corporate fundamentals, an improving domestic economy, and other factors that have helped drive strong equity market performance. Those investors accepted media pundits’ forecasts of economic gloom and hastily sold equities and loaded their portfolios with cash and bonds. Indeed, fund tracker Morningstar says redemptions from equity mutual funds since the financial crisis of 2008 have been extremely high, peaking at $278 billion in 2011. At the same time, strong U.S. corporate earnings and slow but significant economic growth resulted in equities, as measured by the S&P 500 Index, generating an 86.81% return from the end of the first quarter of 2009 until April 30, 2012. Unfortunately, investors who redeemed equity fund shares during that time period may have missed participating in an estimated $55.44 billion that would have resulted if they had maintained their stock exposure.(1)

At Fred Alger Management, Inc. (“Alger”), we acknowledge that the euro-zone debt crisis, rising fuel prices, and other developments that have driven market volatility are serious concerns. We also believe, however, that investors should take a balanced and long-term approach when assessing market conditions, rather than focus on negative news and run from equity investing. For example, in a Barron’s article last September, I maintained that market volatility was creating an excellent opportunity for buying equities. I reasoned that corporate fundamentals were strong, the economy was improving, and valuations, as measured by price-to-earnings ratios, were attractive. This call proved correct—from the September 3 date of the Barron’s article until April 30, 2012, equities, as measured by the S&P 500 Index, returned 19.04%.

A Valuable Lesson

The reasons for the strong market performance over the past few years are many and would take many more pages to dissect. However, at Alger, we have observed for many decades how strong companies can exploit change to build their businesses and to boost their free cash flow. Fundamental to exploiting change is management’s ability to adapt to developments, such as new regulations, rapid acceptance of the Internet, changing demographics, strong growth in emerging markets, and price volatility for commodities, including energy products. As an example, concerns that turmoil associated with the Arab Spring last year could disrupt oil production pushed prices of West Texas Intermediate Crude from $91.55 to $107.94 a barrel during the first quarter of 2011, striking fear that an oil shock could derail the global economic recovery. Prices eventually subsided only to climb from $92.19 to $104.87 per barrel during the six-month reporting period as tensions grew over allegations that oil-rich Iran is developing nuclear weapons.

Many decades ago, such price volatility would disrupt company operations and push equity markets downward, but American businesses, or at least the better managed ones, have acted to minimize the impact of energy costs. In New York City, this means that the Empire State Building is generating attention for more than its highly regarded art-deco design and its role in the movie King Kong. Impressively, recent modifications to the office facility are expected to reduce energy usage by 38%, thereby saving some $4.40 million annually. At Alger, we believe that energy price volatility is a form of disruptive change and that companies that adapt to such change will have an advantage over competitors that continue conducting business as usual. The adaption is creating attractive investment opportunities as companies implement energy efficiency programs, create a seemingly endless assortment of energy savings products, and develop technologies for extracting energy commodities that were once inaccessible.

As oil prices soared in early 2011 and during the six-month reporting period, we continued to conduct in-depth research of company fundamentals to find compelling investment opportunities and we urged our clients to stay the course rather than sell equities. We stuck by our belief that oil price increases must be sudden and severe to spark a recession and that the U.S. is well prepared for price increases. At the time, we noted that Americans spend just slightly more than 5% of their disposable income on energy, compared to slightly more than 8% in the 1980s, according to BCA Research. Our conviction in equities proved to be correct, with the S&P 500 Index climbing 5.92% during the first quarter of 2011 and a modest, but still positive, 2.11% for that year. For the six-month reporting period ended April 30, 2012, furthermore, the S&P 500 gained 12.77%.

Much like radio listeners who heard ongoing reports of aliens attacking, investors over the past few years heard an ongoing stream of alleged reasons for selling equity investments. Investors were deluged with claims that the euro-zone debt crisis and drastic government austerity programs in Greece and other countries could push the region into a nasty recession and curtail global economic growth. On other days, media reports claimed that slowing economic growth in China—a country that is helping to spur strong global acceleration—could weaken. Those claims missed a more encouraging and accurate view that acknowledges an improving job market with the U.S. unemployment rate dropping from 8.7% in November of 2011 to 8.2% in March. A more accurate view also acknowledges that corporate fundamentals remained strong and that the troubled housing market continued to improve. In October of 2011, 7.6 months of residential inventory was available, according to the National Association of Realtors. Inventory has since declined to only 6.3 months as of March of this year.

Pundits also maintained that first quarter 2012 earnings would be disappointing and some added that the 8% year-over-year earnings increase for the fourth quarter of 2011, as reported by First Call, shows a moderation of earnings growth. Yet after more than 90% of S&P 500 Index companies reported first quarter results, Standard & Poor’s estimated that operating earnings would increase slightly more than 7% on a year-over-year basis. We note that as economic recoveries advance, quarterly earnings are compared against strong prior quarters rather than periods during recessions. This trend causes year-over-year increases to eventually moderate. Comparing the most recent two quarters to the fourth quarter of 2009 and the first quarter of 2010, when earnings had yet to fully recover, provides a more favorable view. Earnings for the two recent quarters increased by more than 20% from levels two years earlier. The strong earnings are occurring even as corporations build cash balances rather than deploy the assets in new growth initiatives.

Going Forward

We think corporate fundamentals will remain strong. American businesses have done an admirable job of curtailing expenses, while job market improvements have strengthened consumers’ spending clout by providing more Americans with income. Corporations’ large cash balances, meanwhile, leave businesses well-positioned to invest in growth opportunities, pay dividends, and buy back stock. Also encouraging, manufacturing in the U.S. appears to be strengthening as illustrated by Carlisle Companies, which plans to move tire manufacturing from China to the U.S., and by foreign auto manufacturers Honda Motor Co., BMW AG, and Daimler AG, all of which plan to increase production in America.

Looking ahead, the nation’s lack of progress on curtailing annual budget deficits, which have been exceeding $1 trillion, and on reducing outstanding debt, which is approximately $15.50 trillion, remains a concern. We believe that a lack of clarity on addressing the problem has prevented corporations from investing their sizeable amounts of cash in growth initiatives. Additionally, as debt grows, the nation will face an increasing burden of paying creditors. Clearly, much work remains to reform taxation and government spending, but we are hopeful that elections in November will provide some indication of the direction that the nation will take to address the problem.

For the coming months, concerns over the euro zone and fuel prices may support increasing market volatility, which we believe may create an attractive buying opportunity similar to the one that emerged last summer. We believe that substantial support for equities would surface if the S&P 500 Index declined to approximately 1250. That would create a price-to-earnings ratio of only 12 times trailing earnings, which would significantly undervalue equities relative to other asset classes like bonds or real estate. At the same time, we believe that the strengthening U.S. economy, improving economic growth in China, and investors’ eventual acceptance of the euro zone’s ability to stem its debt crisis should result in the continuation of a bull market in U.S. equities. We believe that such a recovery could take the S&P 500 Index to new post-financial crisis highs. We note that the S&P 500 Index at 1600 would still represent a fair valuation at a roughly 15 P/E ratio based on our expectations for trailing earnings. That P/E would be in line with long-term historical averages. Viewed as an earnings yield, U.S. equities would still be attractively priced at a 6.67% earnings yield plus the 2% dividend yield as of April 30. A result of careful and cautious management, the quality of those earnings is very high. Thus, as of April 30, the S&P 500 Index free cash flow yield was 6%, which is highly attractive, especially when compared to the 1.92% yield of 10-year Treasury bonds.

In the meantime, large scale developments, such as the increasing use of the Internet, rapid growth of emerging markets, and regulatory changes, are creating compelling opportunities for leading companies to grow, making this an attractive time, we believe, for Alger to use its time-tested, disciplined, and research-driven strategy for finding compelling growth investments for our clients.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 13.63% for the six-month period ended April 30, 2012, compared to the Russell 1000 Growth Index return of 14.13%.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight was Industrials and the largest sector underweight was Consumer Staples. Relative outperformance in the Industrials and Information Technology sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important contributors to relative performance were Lowe’s Companies, Inc.; Apple, Inc.; United Rentals, Inc.; CVS Caremark Corp.; and Seagate Technology PLC. Shares of home improvement retailer Lowe’s performed strongly after the company reported better-than-expected earnings driven by higher store traffic, mild weather, and strong sales of tools, appliances, lumber, and nursery items. The company’s planned $4.5 billion share purchase also supported enthusiasm for its stock.

Conversely, detracting from overall results on a relative basis were Focus Media Holding Ltd.; Baker Hughes, Inc.; Abercrombie & Fitch Co., Cl A; Arch Coal, Inc.; and Molycorp, Inc. Baker Hughes is a diversified oilfield service company providing products and technology services for the oil and gas industry. It has strong exposure to both offshore operations and onshore pressure pumping markets. The company preannounced lower-than-anticipated margins. A mild winter and natural gas prices that dropped below anticipated levels caused near-term overcapacity in North America pressure pumping, which hurt profits.

Alger Large Cap Growth Institutional Fund

The Alger Large Cap Growth Institutional Fund returned 10.62% for the six-month period ended April 30, 2012, compared with a return of 14.13% for the Russell 1000 Growth Index.

During the period, the largest sector weightings were in the Information Technology and Industrials sectors. The largest sector overweight for the period was Information Technology and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Utilities and Industrials sectors was the most important contributor to performance, while Energy and Consumer Discretionary detracted from results.

Among the most important contributors to relative performance were Lowe’s Companies, Inc.; CVS Caremark Corp.; Tyco International Ltd.; JPMorgan Chase & Co.; and Pfizer, Inc. Shares of home improvement retailer Lowe’s performed strongly after the company reported better-than-expected earnings driven by higher store traffic, mild weather, and strong sales of tools, appliances, lumber, and nursery items. The company’s planned $4.5 billion share purchase also supported enthusiasm for its stock.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Exxon Mobil Corp.; Baker Hughes, Inc.; Peabody Energy Corp.; and International Business Machines Corp.  Baker Hughes is a diversified oilfield service company providing products and technology services for the oil and gas industry, with strong exposure to both offshore operations and onshore pressure pumping markets. The company preannounced lower-than-anticipated margins. A mild winter and natural gas prices that dropped below anticipated levels caused near-term overcapacity in North America pressure pumping, which hurt profits.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 11.40% for the six-month period ended April 30, 2012, compared to the 12.26% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight was Information Technology and the largest sector underweight was Materials. Relative outperformance in the Industrials and Consumer Discretionary sectors was the most important contributor to performance, while Materials and Health Care detracted from results.

Among the most important relative contributors were Spirit AeroSystems Holdings, Inc., Cl A; SPX Corp.; CBS Corp., Cl. B; Pioneer Natural Resources Co.; and HMS Holdings Corp. SPX stock performed well after the company announced plans to sell its Service Solutions business for $1.15 billion. SPX produces power, heating, and consumer goods and its Service Solutions business has strong exposure to the automobile industry. SPX will use proceeds of the sale for a stock buyback program and to continue developing its fluids monitoring, blending, metering, and transportation products.

Conversely, detracting from overall results on a relative basis were Metabolix, Inc.; Allscripts Healthcare Solutions, Inc.; Arch Coal, Inc.; Molycorp, Inc.; and Groupon, Inc. Allscripts Healthcare Solutions reported flat sales of its software, which fell short of consensus expectations. The company’s software is used by hospitals and doctors for medical records, revenue tracking, and practice management. We believe concerns over health care reform’s impact on insurance reimbursement rates caused medical providers to delay purchasing the company’s products.

The Fund used options to hedge against market risk and to generate incremental income during the reporting period. The options did not meaningfully impact performance.

Alger Small Cap Growth Institutional Fund

For the six-month period ended April 30, 2012, the Alger Small Cap Growth Institutional Fund returned 12.14%, compared to the Russell 2000 Growth Index, which returned 10.58%.

During the period, the largest sector weightings were in the Information Technology and Health Care sectors. The largest sector overweight for the period was Utilities and the largest sector underweight for the period was Health Care. Relative outperformance in the Materials and Consumer Staples sectors was the most important contributor to performance, while Consumer Discretionary and Health Care detracted from results.

Among the most important relative contributors were United Rentals, Inc.; Solutia, Inc.; Mellanox Technologies Ltd.; Catalyst Health Solutions, Inc.; and Novellus Systems, Inc.  Shares of United Rentals performed strongly after the company reported that increased construction activity resulted in stronger-than-expected demand for its rental equipment and that cost controls enhanced results. The company also upgraded its 2012 pricing and time utilization guidance.

Conversely, detracting from overall results on a relative basis were RF Micro Devices, Inc.; Shutterfly, Inc.; RealPage, Inc.; Medivation, Inc.; and AAR Corp. RealPage provides website services for managing and marketing single-family and multi-family home rentals. We believe its stock price declined during the reporting period because investors grew concerned over the company’s ability to integrate various acquisitions.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

BCA Research is an independent provider of global research.

Morningstar provides research on mutual funds, equities, and other investments.

Footnotes:

(1) Estimated value was determined by applying the historical returns of the S&P 500 Index to the equity mutual fund flows for each quarter as determined by Morningstar.  During the period spanning March 30, 2009 to April 30, 2012, the S&P 500 Index experienced certain periods of negative performance returns.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus for the Funds. Fund returns represent the fiscal six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedules of Investments for each Fund that is included in this report for a complete list of Fund holdings as of April 30, 2012. Securities mentioned in the Shareholders’ letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset values can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

FUND PERFORMANCE AS OF 3/31/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Capital Appreciation Class I (Inception 11/8/93)	7.87%	6.23%	6.94%
Alger Capital Appreciation Class R* (Inception 1/27/03)	7.33%	5.69%	6.40%
Alger Large Cap Growth Class I (Inception 11/8/93)	7.60%	2.12%	2.47%
Alger Large Cap Growth Class R* (Inception 1/27/03)	6.83%	1.53%	1.92%
Alger Mid Cap Growth Class I (Inception 11/8/93)	(4.30)%	(0.15)%	4.20%
Alger Mid Cap Growth Class R* (Inception 1/27/03)	(4.84)%	(0.66)%	3.68%
Alger Small Cap Growth Class I (Inception 11/8/93)	(0.38)%	3.50%	7.36%
Alger Small Cap Growth Class R* (Inception 1/27/03)	(0.91)%	3.00%	6.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 1000 Growth Index (an unmanaged indices of common stocks) and the Russell 3000 Growth Index (a unmanaged index of common stocks) for the ten years ended April 30, 2012. Figures for the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	3.12%	5.26%	7.47%	11.38%
Class R* (Inception 1/27/03)	2.60%	4.72%	6.92%	10.82%
Russell 1000 Growth Index	7.26%	4.11%	5.16%	7.66%
Russell 3000 Growth Index	6.26%	4.04%	5.23%	7.38%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. The figures for the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	2.84%	1.12%	3.00%	7.41%
Class R* (Inception 1/27/03)	2.16%	0.52%	2.44%	6.85%
Russell 1000 Growth Index	7.26%	4.11%	5.16%	7.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	(7.16)%	(0.69)%	4.58%	11.70%
Class R* (Inception 1/27/03)	(7.63)%	(1.20)%	4.06%	11.14%
Russell Midcap Growth Index	0.78%	3.55%	7.50%	8.62%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	(5.24)%	2.77%	7.70%	9.00%
Class R* (Inception 1/27/03)	(5.71)%	2.28%	7.19%	8.48%
Russell 2000 Growth Index	(4.42)%	3.27%	6.06%	5.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY*

April 30, 2012 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	18.6%	19.1%	22.8%	15.4%
Consumer Staples	6.3	5.9	1.2	2.6
Energy	8.8	10.0	10.5	7.6
Financials	7.1	3.2	9.2	7.7
Health Care	10.0	10.0	11.0	17.3
Industrials	15.0	13.9	15.6	15.5
Information Technology	24.8	29.0	17.0	24.9
Materials	4.0	3.7	7.1	4.5
Telecommunication Services	1.4	0.0	1.8	0.0
Utilities	0.0	0.0	0.0	1.2
Short-Term Investments and Net Other Assets	4.0	5.2	3.8	3.3
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS  |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—94.6%
ADVERTISING—0.8%
Focus Media Holding Ltd.#	560,800	$13,397,512

AEROSPACE & DEFENSE—3.5%
Boeing Co., /The	126,500	9,715,200
General Dynamics Corp.	110,200	7,438,500
Goodrich Corp.	45,100	5,658,246
Honeywell International, Inc.	366,300	22,219,758
United Technologies Corp.	171,600	14,009,424
		59,041,128
AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service, Inc., Cl. B	215,400	16,831,356

AIRLINES—0.3%
United Continental Holdings, Inc.*	266,000	5,830,720

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
PVH Corp.	116,600	10,354,080
Ralph Lauren Corp.	28,000	4,823,560
		15,177,640
APPLICATION SOFTWARE—0.4%
Salesforce.com, Inc.*	46,400	7,225,872

ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.*	35,100	3,988,062

AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC *	665,800	20,433,402
Lear Corp.	21,300	883,950
		21,317,352
AUTO RENTAL—0.7%
Hertz Global Holdings, Inc.*	793,715	12,231,148

BIOTECHNOLOGY—1.1%
Gilead Sciences, Inc. *	251,100	13,059,711
United Therapeutics Corp. *	137,500	6,015,625
		19,075,336
BROADCASTING & CABLE TV—1.5%
CBS Corp., Cl. B	578,840	19,304,314
Liberty Media Corp., Capital, Cl. A *	65,200	5,701,088
		25,005,402
BUILDING PRODUCTS—0.5%
Owens Corning*	231,900	7,965,765

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.	272,800	15,137,672

COMMUNICATIONS EQUIPMENT—3.5%
Cisco Systems, Inc.	563,800	11,360,570
QUALCOMM, Inc.	659,900	42,128,016
Riverbed Technology, Inc. *	272,400	5,374,452
		58,863,038

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—6.6%
Apple, Inc.*	188,100	$109,895,543

COMPUTER STORAGE & PERIPHERALS—2.3%
EMC Corp. *	641,100	18,085,431
NetApp, Inc. *	205,200	7,967,916
Seagate Technology PLC	388,800	11,959,488
		38,012,835
CONSTRUCTION & ENGINEERING—0.8%
Chicago Bridge & Iron Co., NV #	64,200	2,851,764
KBR, Inc.	299,700	10,147,842
		12,999,606
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.9%
Caterpillar, Inc.	188,096	19,330,626
Deere & Co.	57,700	4,752,172
WABCO Holdings, Inc. *	112,200	7,071,966
		31,154,764
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	35,697	16,144,682
VeriFone Systems, Inc. *	50,900	2,424,876
		18,569,558
DIVERSIFIED BANKS—1.7%
Wells Fargo & Co.	811,700	27,135,131

DIVERSIFIED CHEMICALS—0.7%
Eastman Chemical Co.	201,400	10,869,558

DIVERSIFIED METALS & MINING—0.7%
Freeport-McMoRan Copper & Gold, Inc.	285,000	10,915,500

DRUG RETAIL—1.7%
CVS Caremark Corp.	643,585	28,716,763

EDUCATION SERVICES—0.3%
New Oriental Education & Technology Group#*	196,800	5,260,464

ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
Cooper Industries PLC, CL. A	271,600	16,994,012

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	59,500	6,656,265
Salvatore Ferragamo Italia SpA *	288,750	7,059,840
		13,716,105
GENERAL MERCHANDISE STORES—1.2%
Dollar General Corp. *	261,400	12,406,044
Target Corp.	124,900	7,236,706
		19,642,750
HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	356,740	19,702,750
Gen-Probe, Inc. *	46,000	3,751,300

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Insulet Corp. *	133,500	$2,384,310
		25,838,360
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B	189,100	8,076,461

HEALTH CARE SERVICES—1.7%
Express Scripts, Inc.*	501,100	27,956,369

HEALTH CARE TECHNOLOGY—0.3%
Agilent Technologies, Inc.	113,200	4,774,776

HOME IMPROVEMENT RETAIL—1.8%
Lowe’s Companies, Inc.	963,300	30,315,051

HOMEBUILDING—0.2%
Lennar Corp., Cl. A	99,200	2,751,808

HOTELS RESORTS & CRUISE LINES—1.1%
Hyatt Hotels Corp., Cl. A *	205,800	8,855,574
Wyndham Worldwide Corporation	177,600	8,940,384
		17,795,958
HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	257,500	16,387,300

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	70,370	4,602,198

INDUSTRIAL CONGLOMERATES—1.1%
Tyco International Ltd.	316,055	17,740,167

INDUSTRIAL MACHINERY—1.2%
Ingersoll-Rand PLC	59,900	2,546,948
Stanley Black & Decker, Inc.	236,400	17,295,024
		19,841,972
INTEGRATED OIL & GAS—2.6%
ConocoPhillips	415,300	29,747,939
Royal Dutch Shell PLC #	194,600	13,921,684
		43,669,623
INTERNET RETAIL—3.3%
Amazon.com, Inc. *	182,900	42,414,510
Expedia, Inc.	350,300	14,933,289
		57,347,799
INTERNET SOFTWARE & SERVICES—4.5%
eBay, Inc. *	719,000	29,514,950
Google, Inc., Cl. A *	47,710	28,875,523
VistaPrint NV *	435,102	16,224,954
		74,615,427
IT CONSULTING & OTHER SERVICES—2.7%
Cognizant Technology Solutions Corp., Cl. A *	108,900	7,984,548
Gartner, Inc. *	38,200	1,673,160
International Business Machines Corp.	171,500	35,514,220
		45,171,928

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.3%
Michael Kors Holdings Ltd.*	98,000	$4,475,660

LIFE & HEALTH INSURANCE—0.4%
Lincoln National Corp.	299,500	7,418,615

LIFE SCIENCES TOOLS & SERVICES—1.1%
Life Technologies Corp. *	205,700	9,536,252
Thermo Fisher Scientific, Inc.	168,200	9,360,330
		18,896,582
MANAGED HEALTH CARE—1.9%
Aetna, Inc.	231,200	10,182,048
Cigna Corp.	142,700	6,597,021
UnitedHealth Group, Inc.	235,900	13,245,785
		30,024,854
MORTGAGE REITS—1.2%
American Capital Agency Corp.	652,700	20,390,348

MOVIES & ENTERTAINMENT—1.7%
News Corp., Cl. A	1,406,600	27,569,360

OIL & GAS DRILLING—0.7%
Nabors Industries Ltd.*	728,996	12,137,783

OIL & GAS EQUIPMENT & SERVICES—1.8%
Halliburton Company	349,400	11,956,468
National Oilwell Varco, Inc.	109,600	8,303,296
Weatherford International Ltd. *	671,000	9,575,170
		29,834,934
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Anadarko Petroleum Corp.	348,200	25,491,723
Cabot Oil & Gas Corp.	111,800	3,928,652
Kodiak Oil & Gas Corp. *	463,200	4,099,320
Pioneer Natural Resources Co.	188,455	21,826,858
		55,346,553
OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
JPMorgan Chase & Co.	23,300	1,001,434

PAPER PRODUCTS—0.3%
International Paper Co.	158,100	5,266,311

PHARMACEUTICALS—1.7%
Johnson & Johnson	178,250	11,602,293
Pfizer, Inc.	715,200	16,399,536
		28,001,829
RAILROADS—1.4%
CSX Corp.	1,024,910	22,865,742

REGIONAL BANKS—0.7%
East West Bancorp, Inc.	258,900	5,895,153
Regions Financial Corp.	965,500	6,507,470
		12,402,623

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	138,600	$6,784,470

RESIDENTIAL REITS—0.5%
Home Properties, Inc.	132,100	8,064,705

RESTAURANTS—1.7%
McDonald’s Corp.	213,200	20,776,340
Starbucks Corp.	121,900	6,994,622
		27,770,962
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV #	196,700	10,029,733
Lam Research Corp. *	308,100	12,832,365
		22,862,098
SEMICONDUCTORS—1.9%
Avago Technologies Ltd.	318,800	10,992,224
Broadcom Corp., Cl. A *	299,800	10,972,680
Skyworks Solutions, Inc. *	357,700	9,707,978
		31,672,882
SOFT DRINKS—1.9%
Coca-Cola Co., /The	288,400	22,010,687
PepsiCo, Inc.	143,100	9,444,600
		31,455,287
SPECIALIZED FINANCE—1.2%
IntercontinentalExchange, Inc.*	156,000	20,754,240

SPECIALIZED REITS—0.5%
American Tower Corp., Cl. A	126,900	8,322,102

SPECIALTY CHEMICALS—2.3%
Celanese Corp.	225,400	10,922,884
Cytec Industries, Inc.	161,200	10,247,484
LyondellBasell Industries NV	152,400	6,367,272
Rockwood Holdings, Inc. *	213,700	11,826,158
		39,363,798
SPECIALTY STORES—0.6%
Dick’s Sporting Goods, Inc.	190,300	9,629,180

SYSTEMS SOFTWARE—0.4%
Oracle Corp.	251,700	7,397,463

TOBACCO—1.7%
Philip Morris International, Inc.	319,405	28,589,942

TRADING COMPANIES & DISTRIBUTORS—0.9%
United Rentals, Inc. *	221,700	10,348,956
WESCO International, Inc. *	61,600	4,089,624
		14,438,580
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp. *	165,000	8,867,100

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—(CONT.)
Vodafone Group PLC #	524,800	$14,605,184
		23,472,284
TOTAL COMMON STOCKS (Cost $1,393,662,980)		1,578,066,410

CONVERTIBLE PREFERRED STOCK—0.2%
PHARMACEUTICALS—0.2%
Merrimack Pharmaceuticals, Inc., Series G*,(L2),(a) (Cost $3,475,570)	496,510	3,647,859

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Blackstone Group LP	699,900	9,490,644

OIL & GAS STORAGE & TRANSPORTATION—0.4%
Plains All American Pipeline LP	76,300	6,251,259

TOTAL MASTER LIMITED PARTNERSHIP (Cost $15,573,205)		15,741,903

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
HOMEBUILDING—0.2%
Lennar Corp., 3.25%, 11/15/21*,(L2)(b) (Cost $1,982,000)	1,982,000	2,772,323

Total Investments (Cost $1,414,693,755)(c)	96.0%	1,600,228,495
Other Assets in Excess of Liabilities	4.0	66,883,366

NET ASSETS	100.0%	$1,667,111,861

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on April 6, 2011 for a cost of $3,475,570 and represents 0.2% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(c)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,441,547,892, amounted to $158,680,603 which consisted of aggregate gross unrealized appreciation of $199,213,464 and aggregate gross unrealized depreciation of $40,532,861.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—93.8%
AEROSPACE & DEFENSE—4.4%
Boeing Co., /The	2,800	$215,040
General Dynamics Corp.	3,200	216,000
Precision Castparts Corp.	1,250	220,463
United Technologies Corp.	3,850	314,313
		965,816
AIR FREIGHT & LOGISTICS—1.1%
United Parcel Service, Inc., Cl. B	2,950	230,513

AIRLINES—0.5%
Delta Air Lines, Inc.*	9,050	99,188

APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Ralph Lauren Corp.	950	163,657

APPAREL RETAIL—0.5%
Limited Brands, Inc.	2,200	109,340

APPLICATION SOFTWARE—3.1%
Informatica Corp. *	2,250	103,545
Intuit, Inc.	3,750	217,388
Salesforce.com, Inc. *	1,550	241,381
TIBCO Software, Inc. *	3,500	115,150
		677,464
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
T. Rowe Price Group, Inc.	2,900	183,034

AUTO PARTS & EQUIPMENT—1.2%
Allison Transmission Holdings, Inc. *	4,700	98,230
Delphi Automotive PLC *	5,300	162,657
		260,887
AUTO RENTAL—0.5%
Hertz Global Holdings, Inc.*	7,000	107,870

BIOTECHNOLOGY—0.8%
Gilead Sciences, Inc.*	3,500	182,035

BROADCASTING & CABLE TV—1.6%
CBS Corp., Cl. B	6,500	216,775
Discovery Communications, Inc., Series A *	2,500	136,050
		352,825
CABLE & SATELLITE—0.5%
DISH Network Corp.	3,550	113,494

CASINOS & GAMING—1.2%
Las Vegas Sands Corp.	1,700	94,333
Melco Crown Entertainment Ltd. #*	10,650	165,288
		259,621
COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	5,300	164,883

COMMUNICATIONS EQUIPMENT—3.5%
Cisco Systems, Inc.	16,300	328,445

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
QUALCOMM, Inc.	7,000	$446,879
		775,324
COMPUTER HARDWARE—7.4%
Apple, Inc. *	2,600	1,519,023
Dell, Inc. *	7,100	116,227
		1,635,250
COMPUTER STORAGE & PERIPHERALS—2.9%
EMC Corp. *	7,650	215,807
NetApp, Inc. *	10,550	409,656
		625,463
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Caterpillar, Inc.	1,900	195,263
Joy Global, Inc.	1,650	116,771
		312,034
CONSUMER FINANCE—0.6%
American Express Co.	2,150	129,452

DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	550	248,749

DIVERSIFIED CHEMICALS—1.2%
Dow Chemical Co., /The	3,850	130,438
EI Du Pont de Nemours & Co.	2,400	128,304
		258,742
DIVERSIFIED METALS & MINING—1.0%
Freeport-McMoRan Copper & Gold, Inc.	5,800	222,140

DRUG RETAIL—1.0%
Walgreen Co.	5,950	208,607

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Emerson Electric Co.	2,550	133,977

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Stericycle, Inc.*	1,850	160,210

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	1,050	117,464

GENERAL MERCHANDISE STORES—1.9%
Dollar General Corp. *	4,700	223,062
Target Corp.	3,200	185,408
		408,470
HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	3,550	196,066
Edwards Lifesciences Corp. *	1,550	128,604
		324,670
HEALTH CARE SERVICES—2.5%
Express Scripts, Inc.*	9,750	543,953

HOME FURNISHING RETAIL—0.8%
Bed Bath & Beyond, Inc.*	2,350	165,417

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	5,800	$182,526

HOTELS RESORTS & CRUISE LINES—2.0%
Hyatt Hotels Corp., Cl. A *	7,100	305,512
Starwood Hotels & Resorts Worldwide, Inc.	2,200	130,240
		435,752
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	4,900	311,836

INDUSTRIAL CONGLOMERATES—1.1%
Tyco International Ltd.	4,100	230,133

INDUSTRIAL MACHINERY—1.6%
Eaton Corp.	1,650	79,497
Pall Corp.	4,600	274,205
		353,702
INTEGRATED OIL & GAS—1.2%
ConocoPhillips	3,800	272,194

INTERNET RETAIL—1.2%
Amazon.com, Inc.*	1,100	255,090

INTERNET SOFTWARE & SERVICES—3.5%
eBay, Inc. *	13,450	552,122
Google, Inc., Cl. A *	350	211,831
		763,953
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	2,950	216,294
International Business Machines Corp.	2,150	445,222
		661,516
LEISURE PRODUCTS—1.0%
Coach, Inc.	3,000	219,480

MANAGED HEALTH CARE—2.0%
Aetna, Inc.	3,750	165,150
Cigna Corp.	5,700	263,511
		428,661
MOTORCYCLE MANUFACTURERS—1.2%
Harley-Davidson, Inc.	5,050	264,267

MOVIES & ENTERTAINMENT—1.0%
Walt Disney Co., /The	5,200	224,172

OIL & GAS DRILLING—1.2%
Nabors Industries Ltd.*	15,900	264,735

OIL & GAS EQUIPMENT & SERVICES—2.0%
Cameron International Corp. *	3,250	166,563
Halliburton Company	8,050	275,471
		442,034
OIL & GAS EXPLORATION & PRODUCTION—4.8%
Anadarko Petroleum Corp.	4,200	307,482
Denbury Resources, Inc. *	17,850	339,863
Nexen, Inc.	5,550	107,393

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Pioneer Natural Resources Co.	2,450	$283,759
		1,038,497
PAPER PRODUCTS—0.5%
International Paper Co.	3,550	118,251

PHARMACEUTICALS—3.2%
Johnson & Johnson	5,000	325,449
Pfizer, Inc.	9,250	212,103
Teva Pharmaceutical Industries Ltd. #	3,550	162,377
		699,929
RAILROADS—1.3%
CSX Corp.	12,550	279,991

RESEARCH & CONSULTING SERVICES—0.7%
Verisk Analytics, Inc., Cl. A*	3,350	163,983

RESTAURANTS—3.0%
Chipotle Mexican Grill, Inc. *	650	269,197
Yum! Brands, Inc.	5,250	381,832
		651,029
SEMICONDUCTOR EQUIPMENT—2.1%
ASML Holding NV#	9,050	461,460

SEMICONDUCTORS—1.8%
Broadcom Corp., Cl. A *	4,350	159,210
Intel Corp.	8,050	228,620
		387,830
SOFT DRINKS—2.5%
Coca-Cola Co., /The	4,400	335,808
Monster Beverage Corp. *	850	55,216
PepsiCo, Inc.	2,400	158,400
		549,424
SPECIALIZED FINANCE—0.8%
IntercontinentalExchange, Inc.*	1,250	166,300

SPECIALTY CHEMICALS—1.0%
Celanese Corp.	4,550	220,493

SYSTEMS SOFTWARE—0.6%
VMware, Inc., Cl. A*	1,100	122,892

TOBACCO—1.0%
Philip Morris International, Inc.	2,500	223,775

TOTAL COMMON STOCKS (Cost $18,589,553)		20,534,454

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
KKR & Co., LP	15,450	$218,153

TOTAL MASTER LIMITED PARTNERSHIP (Cost $220,441)		218,153

Total Investments (Cost $18,809,994)(a)	94.8%	20,752,607
Other Assets in Excess of Liabilities	5.2	1,127,036

NET ASSETS	100.0%	$21,879,643

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $18,817,734, amounted to $1,934,873 which consisted of aggregate gross unrealized appreciation of $2,490,335 and aggregate gross unrealized depreciation of $555,462.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—91.4%
AEROSPACE & DEFENSE—3.1%
Spirit Aerosystems Holdings, Inc., Cl. A *	182,600	$4,565,000
Triumph Group, Inc.	76,300	4,793,166
		9,358,166
AIRLINES—0.6%
United Continental Holdings, Inc.*	82,400	1,806,208

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
PVH Corp.	34,800	3,090,240
Ralph Lauren Corp.	13,600	2,342,872
		5,433,112
APPAREL RETAIL—3.1%
Fast Retailing Co., Ltd. (L2)	7,000	1,564,374
Limited Brands, Inc.	61,800	3,071,460
Ross Stores, Inc.	39,200	2,414,328
Urban Outfitters, Inc. *	91,600	2,652,736
		9,702,898
APPLICATION SOFTWARE—3.6%
Cadence Design Systems, Inc. *	261,200	3,048,204
Informatica Corp. *	46,500	2,139,930
Intuit, Inc.	41,800	2,423,146
Tangoe, Inc. *	85,800	1,757,184
TIBCO Software, Inc. *	51,400	1,691,060
		11,059,524
AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC *	86,100	2,642,409
Tenneco, Inc. *	44,500	1,371,935
		4,014,344
AUTO RENTAL—0.8%
Hertz Global Holdings, Inc.*	151,500	2,334,615

BIOTECHNOLOGY—3.5%
Alexion Pharmaceuticals, Inc. *	17,500	1,580,600
Alkermes Plc *	96,200	1,664,260
Human Genome Sciences, Inc. *	41,930	616,790
Incyte Corp., Ltd. *	65,300	1,481,004
Regeneron Pharmaceuticals, Inc. *	6,200	838,612
United Therapeutics Corp. *	68,200	2,983,750
Vertex Pharmaceuticals, Inc. *	39,600	1,523,808
		10,688,824
BROADCASTING & CABLE TV—4.3%
CBS Corp., Cl. B	185,600	6,189,759
Discovery Communications, Inc., Series C *	91,700	4,556,573
Scripps Networks Interactive, Inc.	56,300	2,827,386
		13,573,718
BUILDING PRODUCTS—1.0%
Owens Corning*	90,600	3,112,110

CASINOS & GAMING—0.5%
Melco Crown Entertainment Ltd.#*	101,100	1,569,072

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHEMICALS—0.1%
Metabolix, Inc.*	163,698	$443,622

COAL & CONSUMABLE FUELS—0.9%
Peabody Energy Corp.	92,000	2,862,120

COMMUNICATIONS EQUIPMENT—2.2%
Ciena Corp. *	138,200	2,048,124
F5 Networks, Inc. *	17,600	2,357,168
Riverbed Technology, Inc. *	117,600	2,320,248
		6,725,540
COMPUTER HARDWARE—1.5%
NCR Corp.*	201,234	4,728,999

COMPUTER STORAGE & PERIPHERALS—2.0%
NetApp, Inc. *	115,900	4,500,397
Seagate Technology PLC	49,900	1,534,924
		6,035,321
CONSTRUCTION & ENGINEERING—0.5%
Chicago Bridge & Iron Co., NV#,^	37,600	1,670,192

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Joy Global, Inc.	21,100	1,493,247
Westport Innovations, Inc. *	61,000	1,909,300
		3,402,547
DISTILLERS & VINTNERS—1.0%
Beam, Inc.	54,100	3,071,798

DIVERSIFIED CHEMICALS—2.0%
Eastman Chemical Co.	58,100	3,135,657
PPG Industries, Inc.	30,000	3,157,200
		6,292,857
ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
AMETEK, Inc.	68,600	3,452,638
Cooper Industries PLC, CL. A	50,100	3,134,757
		6,587,395
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle, Inc.*	37,400	3,238,840

FOOTWEAR—0.6%
Salvatore Ferragamo Italia SpA*	78,348	1,915,582

GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.*	72,000	3,417,120

HEALTH CARE EQUIPMENT—0.3%
Edwards Lifesciences Corp.*	10,800	896,076

HEALTH CARE FACILITIES—1.3%
Tenet Healthcare Corporation *	284,900	1,478,631
Universal Health Services, Inc., Cl. B	60,600	2,588,226
		4,066,857
HOME ENTERTAINMENT SOFTWARE—0.7%
Take-Two Interactive Software, Inc.*	156,800	2,210,880

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—1.1%
KB Home	186,000	$1,614,480
Lennar Corp., Cl. A	61,300	1,700,462
		3,314,942
HOTELS RESORTS & CRUISE LINES—1.6%
Hyatt Hotels Corp., Cl. A *	74,400	3,201,432
Marriott International, Inc., Cl. A	43,600	1,704,324
		4,905,756
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Robert Half International, Inc.	106,400	3,170,720

INDUSTRIAL MACHINERY—3.0%
Pall Corp.	78,100	4,655,541
SPX Corp.	60,900	4,675,902
		9,331,443
INTERNET RETAIL—1.5%
Expedia, Inc.	47,300	2,016,399
Groupon, Inc. *	237,700	2,545,767
		4,562,166
INTERNET SOFTWARE & SERVICES—1.6%
LinkedIn Corp. *	14,600	1,583,370
OpenTable, Inc. *	76,000	3,399,480
		4,982,850
LEISURE PRODUCTS—1.1%
Michael Kors Holdings Ltd.*	75,000	3,425,250

LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	68,700	1,701,699

LIFE SCIENCES TOOLS & SERVICES—0.6%
Covance, Inc.*	41,100	1,921,836

MANAGED HEALTH CARE—0.7%
Cigna Corp.	49,500	2,288,385

MORTGAGE REITS—1.0%
American Capital Agency Corp.	100,400	3,136,496

MOTORCYCLE MANUFACTURERS—1.3%
Harley-Davidson, Inc.	75,300	3,940,449

OIL & GAS DRILLING—1.5%
Nabors Industries Ltd.*	287,700	4,790,205

OIL & GAS EQUIPMENT & SERVICES—2.6%
Cameron International Corp. *,^	78,950	4,046,188
Superior Energy Services, Inc. *	153,100	4,121,452
		8,167,640
OIL & GAS EXPLORATION & PRODUCTION—4.7%
Cabot Oil & Gas Corp.	47,300	1,662,122
Denbury Resources, Inc. *	267,900	5,100,816
Nexen, Inc.	78,300	1,515,105
Pioneer Natural Resources Co. ^	51,700	5,987,894
		14,265,937

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS REFINING & MARKETING—0.8%
Valero Energy Corp.	97,800	$2,415,660

PHARMACEUTICALS—1.0%
Mylan, Inc. *	71,900	1,560,949
Warner Chilcott PLC, Cl. A *	71,900	1,563,825
		3,124,774
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
BR Malls Participacoes SA	219,640	2,728,576
BR Properties SA	125,700	1,559,586
		4,288,162
REGIONAL BANKS—0.8%
East West Bancorp, Inc.	107,200	2,440,944

REINSURANCE—1.0%
Validus Holdings Ltd.	96,900	3,149,250

RESEARCH & CONSULTING SERVICES—1.4%
Verisk Analytics, Inc., Cl. A*	85,400	4,180,330

RESIDENTIAL REITS—1.0%
Home Properties, Inc.	50,200	3,064,710

RESTAURANTS—1.2%
Chipotle Mexican Grill, Inc.*	9,300	3,851,595

SEMICONDUCTORS—3.4%
Altera Corp.	43,000	1,529,510
Avago Technologies Ltd.	91,200	3,144,576
Skyworks Solutions, Inc. *	127,800	3,468,492
Xilinx, Inc.	67,000	2,437,460
		10,580,038
SOFT DRINKS—0.2%
Monster Beverage Corp.*	11,900	773,024

SPECIALIZED CONSUMER SERVICES—0.8%
Weight Watchers International, Inc.	31,000	2,354,760

SPECIALIZED FINANCE—2.2%
IntercontinentalExchange, Inc. *	35,500	4,722,920
Moody’s Corp.	56,800	2,325,960
		7,048,880
SPECIALTY CHEMICALS—4.5%
Celanese Corp.	95,200	4,613,392
Cytec Industries, Inc.	24,300	1,544,751
Ecolab, Inc.	50,000	3,184,500
Rockwood Holdings, Inc. *	77,200	4,272,248
		13,614,891
SPECIALTY STORES—1.5%
Dick’s Sporting Goods, Inc.	61,300	3,101,780
L’Occitane International SA	576,700	1,538,630
		4,640,410
STEEL—0.5%
Allegheny Technologies, Inc.	34,500	1,481,430

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—2.0%
Fortinet, Inc. *	76,884	$2,008,210
MICROS Systems, Inc. *	73,000	4,148,590
		6,156,800
WIRELESS TELECOMMUNICATION SERVICES—1.8%
SBA Communications Corp.*	102,800	5,524,472

TOTAL COMMON STOCKS (Cost $277,349,784)		282,814,241

CONVERTIBLE PREFERRED STOCK—3.6%
BIOTECHNOLOGY—3.6%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L2),(a)	115,098	1,302,263
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L2),(b)	11,510	130,229
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L2),(c)	345,008	3,903,552
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L2),(a)	115,098	1,302,263
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L2),(d)	611,759	4,494,592
		11,132,899
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,689,999)		11,132,899

MASTER LIMITED PARTNERSHIP —1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
KKR & Co., LP	266,900	3,768,628

TOTAL MASTER LIMITED PARTNERSHIP (Cost $4,354,187)		3,768,628

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Denbury Resources, Inc./ May/ 17*,~ (Cost $1,461)	65	910

CALL OPTIONS—0.0%
Denbury Resources, Inc./ May/ 20* (Cost $1,409)	65	1,625

TOTAL PURCHASED OPTIONS (Cost $2,870)		2,535

Total Investments (Cost $287,396,840)(e)	96.2%	297,718,303
Other Assets in Excess of Liabilities	3.8	11,647,176

NET ASSETS	100.0%	$309,365,479

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
*	Non-income producing security.

#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $666,188 and represents 0.4% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $66,620 and represents 0.0% of the net assets of the Fund.

(c)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $1,996,908 and represents 1.3% of the net assets of the Fund.

(d)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $2,294,095 and represents 1.5% of the net assets of the Fund.

(e)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $292,675,236, amounted to $5,043,067 which consisted of aggregate gross unrealized appreciation of $26,023,340 and aggregate gross unrealized depreciation of $20,980,273.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cliffs Natural Resources, Inc./ May/ 62.50	43	4,300	$9,761
Cliffs Natural Resources, Inc./ May/ 65	22	2,200	8,250
Denbury Resources, Inc./ May/ 19	65	6,500	4,680
Energy XXI Bermuda Ltd./ May/ 36	87	8,700	6,960
SM Energy Co./ May/ 65	33	3,300	7,095
SM Energy Co./ May/ 70	33	3,300	19,932
TOTAL PUT OPTIONS WRITTEN (Premiums Received $69,268)			56,678

CALL OPTIONS WRITTEN
Cameron International Corp./ May/ 50	108	10,800	23,220
Chicago Bridge & Iron Co., NV/ May/ 44	44	4,400	6,600
Chicago Bridge & Iron Co., NV/ May/ 45	44	4,400	4,180
Pioneer Natural Resources Co./ May/ 110	33	3,300	24,750
Pioneer Natural Resources Co./ May/ 115	33	3,300	15,180
TOTAL CALL OPTIONS WRITTEN (Premiums Received $66,009)			73,930

TOTAL OPTIONS WRITTEN (Premiums Received $135,277)			$130,608

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—96.2%
AEROSPACE & DEFENSE—1.9%
AAR Corp.	562,600	$8,692,170
Esterline Technologies Corp. *	195,675	13,401,781
		22,093,951
AIR FREIGHT & LOGISTICS—1.1%
HUB Group, Inc., Cl. A*	368,100	12,883,500

APPAREL RETAIL—3.9%
Aeropostale, Inc. *	273,300	6,061,794
ANN, Inc. *	361,200	10,001,628
Children’s Place Retail Stores, Inc., /The *	168,850	7,763,723
DSW, Inc., Cl. A	216,700	12,191,541
Express, Inc. *	421,600	9,958,192
		45,976,878
APPLICATION SOFTWARE—7.5%
BroadSoft, Inc. *	243,719	10,433,610
Cadence Design Systems, Inc. *	1,216,500	14,196,554
Concur Technologies, Inc. *	179,800	10,169,488
Nice Systems Ltd. #*	244,355	9,388,119
QLIK Technologies, Inc. *	413,000	11,898,530
RealPage, Inc. *	326,000	5,916,900
SolarWinds, Inc. *	237,000	11,117,670
Tangoe, Inc. *	207,050	4,240,384
Ultimate Software Group, Inc. *	158,700	12,245,292
		89,606,547
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Cohen & Steers, Inc.	244,800	8,626,752

AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.	519,150	7,589,973
Tenneco, Inc. *	162,500	5,009,875
		12,599,848
BIOTECHNOLOGY—5.0%
Alkermes Plc *	450,700	7,797,109
Cepheid, Inc. *	98,200	3,771,862
Cubist Pharmaceuticals, Inc. *	143,850	6,081,978
Incyte Corp., Ltd. *	334,400	7,584,192
Ironwood Pharmaceuticals, Inc. *	352,650	4,658,507
Medivation, Inc. *	72,950	5,900,196
Onyx Pharmaceuticals, Inc. *	127,100	5,784,321
Optimer Pharmaceuticals, Inc. *	520,712	7,706,537
Seattle Genetics, Inc. *	181,500	3,588,255
Theravance, Inc. *	257,850	5,579,874
		58,452,831
BUILDING PRODUCTS—0.4%
AO Smith Corp.	107,200	5,102,720

CABLE & SATELLITE—0.6%
AMC Networks, Inc.*	175,150	7,443,875

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—1.7%
Acme Packet, Inc. *	211,350	$5,932,595
Ciena Corp. *	502,400	7,445,568
Finisar Corp. *	376,300	6,216,476
		19,594,639
COMPUTER HARDWARE—0.4%
Silicon Graphics International Corp.*	509,150	4,806,376

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Jack Henry & Associates, Inc.	292,450	9,931,602
Wright Express Corp. *	219,085	13,982,005
		23,913,607
DIVERSIFIED METALS & MINING—0.2%
Globe Specialty Metals, Inc.	209,200	2,790,728

EDUCATION SERVICES—0.6%
American Public Education, Inc.*	198,950	6,907,544

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	175,385	13,585,322

ELECTRONIC EQUIPMENT MANUFACTURERS—0.9%
Cognex Corp.	254,600	10,247,650

ELECTRONIC MANUFACTURING SERVICES—0.4%
TTM Technologies, Inc.*	510,050	5,268,817

ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Clean Harbors, Inc. *	218,250	14,893,380
Tetra Tech, Inc. *	521,650	13,928,055
Waste Connections, Inc.	333,500	10,748,705
		39,570,140
FOOD DISTRIBUTORS—1.1%
United Natural Foods, Inc.*	269,250	13,271,333

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	115,800	5,925,486

GOLD—0.5%
AuRico Gold, Inc.*	669,900	6,136,284

HEALTH CARE EQUIPMENT—4.3%
Insulet Corp. *	543,450	9,706,016
MAKO Surgical Corp. *	144,692	5,977,227
NxStage Medical, Inc. *	347,550	5,908,350
Sirona Dental Systems, Inc. *	155,350	7,846,729
Thoratec Corp. *	170,200	5,924,662
Volcano Corp. *	274,900	7,463,535
Wright Medical Group, Inc. *	416,150	7,752,875
		50,579,394
HEALTH CARE FACILITIES—1.4%
Healthsouth Corp. *	426,400	9,547,096
LifePoint Hospitals, Inc. *	169,000	6,594,380
		16,141,476

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.9%
Catalyst Health Solutions, Inc. *	168,350	$14,540,390
HMS Holdings Corp. *	319,050	7,676,343
		22,216,733
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	349,850	11,093,744

HEALTH CARE TECHNOLOGY—0.3%
Greenway Medical Technologies*	224,100	3,451,140

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	217,200	5,039,040

HOMEFURNISHING RETAIL—0.7%
Pier 1 Imports, Inc.	465,350	7,994,713

HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group	361,416	6,245,268
Marriott Vacations Worldwide Corp. *	204,500	6,038,885
Orient-Express Hotels Ltd., Cl. A *	382,350	4,087,322
		16,371,475
INDUSTRIAL MACHINERY—4.7%
Actuant Corp., Cl. A	495,660	13,516,648
Barnes Group, Inc.	519,100	13,704,240
RBC Bearings, Inc. *	312,000	14,626,559
Woodward Governor Co.	325,650	13,543,784
		55,391,231
INTERNET SOFTWARE & SERVICES—6.4%
Ancestry.com, Inc. *	338,350	9,033,945
comScore, Inc. *	554,900	11,053,608
Cornerstone OnDemand, Inc. *	410,100	8,521,878
DealerTrack Holdings, Inc. *	394,500	11,767,935
ExactTarget, Inc. *	162,150	4,379,672
LogMeIn, Inc. *	339,800	12,236,197
OpenTable, Inc. *	209,700	9,379,881
VistaPrint NV *	238,590	8,897,021
		75,270,137
IT CONSULTING & OTHER SERVICES—0.6%
InterXion Holding NV*	353,850	7,101,770

LEISURE FACILITIES—2.0%
Life Time Fitness, Inc. *	185,145	8,620,351
Six Flags Entertainment Corp.	314,350	15,060,508
		23,680,859
LEISURE PRODUCTS—1.5%
Brunswick Corp.	395,750	10,404,268
Warnaco Group, Inc., /The *	146,000	7,732,160
		18,136,428
LIFE SCIENCES TOOLS & SERVICES—0.7%
PAREXEL International Corp.*	319,192	8,599,032

MANAGED HEALTH CARE—1.0%
Centene Corp. *	137,350	5,437,687

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
WellCare Health Plans, Inc. *	103,900	$6,356,602
		11,794,289
METAL & GLASS CONTAINERS—1.2%
Silgan Holdings, Inc.	330,450	14,496,842

MORTGAGE REITS—0.7%
Two Harbors Investment Corp.	789,350	8,256,601

OIL & GAS EQUIPMENT & SERVICES—1.6%
Dril-Quip, Inc. *	108,520	7,313,163
Key Energy Services, Inc. *	539,800	6,833,868
Lufkin Industries, Inc.	54,450	4,183,938
		18,330,969
OIL & GAS EXPLORATION & PRODUCTION—6.0%
Berry Petroleum Co.	200,790	9,145,984
Energy XXI Bermuda Ltd. *	360,200	13,572,335
Gulfport Energy Corp. *	155,750	4,082,208
Kodiak Oil & Gas Corp. *	910,850	8,061,023
Nothern Oil and Gas, Inc. *	357,000	6,936,510
Rosetta Resources, Inc. *	233,350	11,730,504
Stone Energy Corp. *	316,400	8,875,020
Swift Energy Co. *	288,450	8,725,613
		71,129,197
PACKAGED FOODS & MEATS—1.0%
Hain Celestial Group, Inc.*	252,217	11,929,864

PHARMACEUTICALS—1.8%
Medicis Pharmaceutical Corp., Cl. A	266,150	10,238,790
Salix Pharmaceuticals Ltd. *	95,200	4,702,880
ViroPharma, Inc. *	282,650	6,147,638
		21,089,308
RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	214,550	11,566,391

REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	126,400	10,104,416

REGIONAL BANKS—1.2%
Signature Bank *	143,100	9,400,239
SVB Financial Group *	75,300	4,825,977
		14,226,216
REINSURANCE—0.7%
Endurance Specialty Holdings Ltd.	203,850	8,190,693

RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	140,105	10,212,253

RESIDENTIAL REITS—1.3%
American Campus Communities, Inc.	176,450	7,843,202
Home Properties, Inc.	126,000	7,692,300
		15,535,502

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.6%
Cheesecake Factory, Inc., /The *	293,300	$9,238,950
Domino’s Pizza, Inc.	256,150	9,685,032
		18,923,982
SEMICONDUCTOR EQUIPMENT—1.2%
Novellus Systems, Inc.*	296,000	13,838,000

SEMICONDUCTORS—2.7%
Applied Micro Circuits Corporation *	432,100	2,411,118
Cavium Networks, Inc. *	181,950	5,323,857
Inphi Corp. *	642,550	6,521,883
Mellanox Technologies Ltd. *	207,650	12,166,213
RF Micro Devices, Inc. *	1,303,650	5,644,805
		32,067,876
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	139,750	5,494,970

SPECIALIZED REITS—0.6%
Extra Space Storage, Inc.	240,950	7,312,833

SPECIALTY CHEMICALS—2.6%
Cytec Industries, Inc.	137,550	8,744,054
PolyOne Corp.	577,950	8,010,387
Rockwood Holdings, Inc. *	229,250	12,686,694
		29,441,135
SPECIALTY STORES—1.1%
Vitamin Shoppe, Inc.*	284,550	13,393,769

SYSTEMS SOFTWARE—1.1%
AVG Technologies NV *	397,050	5,499,143
CommVault Systems, Inc. *	136,550	7,110,158
		12,609,301
THRIFTS & MORTGAGE FINANCE—1.1%
Northwest Bancshares, Inc.	1,008,150	12,420,408

TRADING COMPANIES & DISTRIBUTORS—1.2%
United Rentals, Inc.*	302,600	14,125,368

TRUCKING—0.9%
Avis Budget Group, Inc.*	845,150	11,122,174

TOTAL COMMON STOCKS (Cost $966,744,455)		1,133,484,357

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.5%
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Fortress Investment Group LLC, Cl. A	1,648,250	$5,900,735

TOTAL MASTER LIMITED PARTNERSHIP (Cost $8,784,110)		5,900,735

Total Investments (Cost $975,528,565)(a)	96.7%	1,139,385,092
Other Assets in Excess of Liabilities	3.3	38,526,556

NET ASSETS	100.0%	$1,177,911,648

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $976,528,714, amounted to $162,856,378 which consisted of aggregate gross unrealized appreciation of $204,880,895 and aggregate gross unrealized depreciation of $42,024,517.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2012

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$1,600,228,495	$20,752,607
Cash and cash equivalents#	54,911,948	965,081
Receivable for investment securities sold	29,603,920	1,328,460
Receivable for shares of beneficial interest sold	13,427,822	116,637
Dividends and interest receivable	1,038,113	14,616
Prepaid expenses	99,594	35,111
Total Assets	1,699,309,892	23,212,512
LIABILITIES:
Payable for investment securities purchased	26,824,321	1,223,833
Payable for shares of beneficial interest redeemed	3,547,385	41,303
Accrued investment advisory fees	1,116,378	13,185
Accrued transfer agent fees	42,262	9,892
Accrued distribution fees	134,250	2,072
Accrued administrative fees	37,902	511
Accrued shareholder servicing fees	358,343	4,829
Accrued other expenses	137,190	37,244
Total Liabilities	32,198,031	1,332,869
NET ASSETS	$1,667,111,861	$21,879,643
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,449,637,082	28,581,318
Undistributed net investment income (accumulated loss)	790,326	(42,680)
Undistributed net realized gain (accumulated realized loss)	31,148,467	(8,601,608)
Net unrealized appreciation on investments	185,535,986	1,942,613
NET ASSETS	$1,667,111,861	$21,879,643
Net Assets By Class
Class I	$1,342,170,016	$17,031,199
Class R	$324,941,845	$4,848,444
Shares Of Beneficial Interest Outstanding—Note 6
Class I	58,765,913	1,120,048
Class R	14,906,920	331,359
Net Asset Value Per Share
Class I	$22.84	$15.21
Class R	$21.80	$14.63

*Identified cost	$1,414,693,755	$18,809,994
**Written options premiums received	$—	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$297,718,303	$1,139,385,092
Cash and cash equivalents#	9,215,342	33,964,725
Receivable for investment securities sold	15,272,243	14,522,143
Receivable for shares of beneficial interest sold	601,110	3,820,763
Dividends and interest receivable	707,371	77,961
Prepaid expenses	55,231	105,015
Total Assets	323,569,600	1,191,875,699
LIABILITIES:
Payable for investment securities purchased	9,327,556	5,280,467
Written options outstanding**	130,608	—
Payable for shares of beneficial interest redeemed	4,302,445	7,300,954
Accrued investment advisory fees	203,254	807,051
Accrued transfer agent fees	51,276	96,045
Accrued distribution fees	13,708	26,447
Accrued administrative fees	7,355	27,400
Accrued shareholder servicing fees	69,534	259,053
Accrued other expenses	98,385	166,634
Total Liabilities	14,204,121	13,964,051
NET ASSETS	$309,365,479	$1,177,911,648
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	656,330,891	932,580,589
Undistributed net investment income (accumulated loss)	(869,377)	(4,233,494)
Undistributed net realized gain (accumulated realized loss)	(356,421,324)	85,708,026
Net unrealized appreciation on investments	10,325,289	163,856,527
NET ASSETS	$309,365,479	$1,177,911,648
Net Assets By Class
Class I	$277,162,887	$1,116,292,280
Class R	$32,202,592	$61,619,368
Shares Of Beneficial Interest Outstanding—Note 6
Class I	18,417,946	38,499,932
Class R	2,255,618	2,223,398
Net Asset Value Per Share
Class I	$15.05	$28.99
Class R	$14.28	$27.71

*Identified cost	$287,396,840	$975,528,565
**Written options premiums received	$135,277	$—

# Alger Mid Cap Growth Institutional Fund includes cash of $857,500 held as collateral for written options.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations (Unaudited)

For the six months ended April 30, 2012

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$9,651,688	$162,280
Interest	46,767	214
Total Income	9,698,455	162,494
EXPENSES
Advisory fees—Note 3(a)	5,720,893	75,753
Distribution fees—Note3(b):
Class R	666,058	12,988
Shareholder servicing fees—Note 3(e)	1,836,336	27,741
Administrative fees—Note 3(a)	194,228	2,934
Custodian fees	53,144	9,890
Transfer agent fees and expenses—Note 3(d)	87,350	17,904
Printing fees	84,479	1,550
Professional fees	41,737	15,221
Registration fees	47,008	19,193
Trustee fees—Note 3(f)	9,393	8,856
Miscellaneous	167,503	13,699
Total Expenses	8,908,129	205,729
NET INVESTMENT INCOME (LOSS)	790,326	(43,235)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	58,013,712	1,143,364
Net realized gain (loss) on foreign currency transactions	437	(367)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	124,408,852	1,006,061
Net realized and unrealized gain on investments, options and foreign currency	182,423,001	2,149,058
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$183,213,327	$2,105,823

*Foreign withholding taxes	$109,800	$1,553

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended April 30, 2012

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$1,912,416	$3,017,996
Interest	2,260	4,550
Total Income	1,914,676	3,022,546
EXPENSES
Advisory fees—Note 3(a)	1,230,943	4,751,417
Distribution fees—Note3(b):
Class R	82,056	154,314
Shareholder servicing fees—Note 3(e)	421,112	1,525,146
Administrative fees—Note 3(a)	44,541	161,313
Custodian fees	38,027	42,040
Interest expenses	1,614	1,181
Transfer agent fees and expenses—Note 3(d)	31,881	146,256
Printing fees	1,259	102,000
Professional fees	24,879	31,529
Registration fees	26,996	51,734
Trustee fees—Note 3(f)	9,462	9,680
Miscellaneous	45,709	145,230
Total Expenses	1,958,479	7,121,840
NET INVESTMENT LOSS	(43,803)	(4,099,294)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	(12,266,605)	86,574,552
Net realized loss on foreign currency transactions	(23,238)	—
Net realized gain on options written	756,483	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	45,716,775	53,538,489
Net change in unrealized appreciation (depreciation) on written options	116,608	—
Net realized and unrealized gain on investments, options and foreign currency	34,300,023	140,113,041
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,256,220	$136,013,747

*Foreign withholding taxes	$5,521	$—

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment income (loss)	$790,326	$(1,589,518)
Net realized gain (loss) on investments, options and foreign currency	58,014,149	66,785,560
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	124,408,852	14,788,025
Net increase in net assets resulting from operations	183,213,327	79,984,067
Dividends and distributions to shareholders from:
Net investment income
Class I	—	—
Class R	—	—
Net realized gains
Class I	(38,935,171)	—
Class R	(8,986,963)	—
Total dividends and distributions to shareholders	(47,922,134)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	190,707,126	164,881,101
Class R	72,244,124	43,192,466
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	262,951,250	208,073,567
Total increase (decrease)	398,242,443	288,057,634
Net Assets:
Beginning of period	1,268,869,418	980,811,784
END OF PERIOD	$1,667,111,861	$1,268,869,418
Undistributed net investment income (accumulated loss)	$790,326	$—

See Notes to Financial Statements.

	Alger Large Cap Growth Institutional Fund		Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment income (loss)	$(43,235)	$(108,363)	$(43,803)	$(4,548,980)	$(4,099,294)	$(12,258,756)
Net realized gain (loss) on investments, options and foreign currency	1,142,997	2,144,219	(11,533,360)	134,742,835	86,574,552	127,490,807
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	1,006,061	(251,222)	45,833,383	(65,789,120)	53,538,489	(33,597,608)
Net increase in net assets resulting from operations	2,105,823	1,784,634	34,256,220	64,404,735	136,013,747	81,634,443
Dividends and distributions to shareholders from:
Net investment income
Class I	—	(168,982)	—	(1,902,006)	—	—
Class R	—	(10,503)	—	—	—	—
Net realized gains
Class I	—	—	—	—	(45,919,886)	—
Class R	—	—	—	—	(2,661,491)	—
Total dividends and distributions to shareholders	—	(179,485)	—	(1,902,006)	(48,581,377)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	(868,346)	(7,898,934)	(71,583,312)	(479,440,924)	(86,906,067)	(61,833,473)
Class R	(1,156,418)	(978,506)	(5,995,066)	(17,489,577)	(4,791,740)	(10,560,397)
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(2,024,764)	(8,877,440)	(77,578,378)	(496,930,501)	(91,697,807)	(72,393,870)
Total increase (decrease)	81,059	(7,272,291)	(43,322,158)	(434,427,772)	(4,265,437)	9,240,573
Net Assets:
Beginning of period	21,798,584	29,070,875	352,687,637	787,115,409	1,182,177,085	1,172,936,512
END OF PERIOD	$21,879,643	$21,798,584	$309,365,479	$352,687,637	$1,177,911,648	$1,182,177,085
Undistributed net investment income (accumulated loss)	$(42,680)	$554	$(869,377)	$(825,574)	$(4,233,494)	$(134,200)

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$20.88	$19.28	$16.41	$13.23	$22.27	$15.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.02	(0.01)	0.00	0.04	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	2.70	1.61	2.90	3.14	(9.00)	6.56
Total from investment operations	2.72	1.60	2.90	3.18	(9.04)	6.50
Dividends from net investment income	—	—	(0.03)	—	—	—
Distributions from net realized gains	(0.76)	—	—	—	—	—
Net asset value, end of period	$22.84	$20.88	$19.28	$16.41	$13.23	$22.27
Total return	13.6%	8.3%	17.7%	23.9%	(40.6)%	41.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,342,170	$1,041,609	$809,468	$632,250	$411,056	$537,928
Ratio of gross expenses to average net assets	1.17%	1.17%	1.17%	1.21%	1.18%	1.23%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.17%	1.17%	1.21%	1.18%	1.23%
Ratio of net investment income (loss) to average net assets	0.21%	(0.04)%	(0.02)%	0.32%	(0.21)%	(0.33)%
Portfolio turnover rate	64.38%	153.30%	209.52%	306.87%	291.85%	232.13%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$20.01	$18.57	$15.86	$12.85	$21.75	$15.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.11)	(0.10)	(0.02)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	2.58	1.55	2.81	3.03	(8.77)	6.44
Total from investment operations	2.55	1.44	2.71	3.01	(8.90)	6.28
Distributions from net realized gains	(0.76)	—	—	—	—	—
Net asset value, end of period	$21.80	$20.01	$18.57	$15.86	$12.85	$21.75
Total return	13.4%	7.8%	17.1%	23.3%	(40.9)%	40.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$324,942	$227,260	$171,344	$89,676	$53,557	$39,442
Ratio of gross expenses to average net assets	1.67%	1.68%	1.67%	1.71%	1.68%	1.72%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.67%	1.68%	1.67%	1.71%	1.68%	1.72%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.56)%	(0.55)%	(0.18)%	(0.70)%	(0.86)%
Portfolio turnover rate	64.38%	153.30%	209.52%	306.87%	291.85%	232.13%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.75	$13.03	$11.17	$9.48	$16.87	$13.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.04)	0.07	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.48	0.86	1.83	1.65	(7.38)	3.65
Total from investment operations	1.46	0.82	1.90	1.69	(7.39)	3.62
Dividends from net investment income	—	(0.10)	(0.04)	—	—	—
Net asset value, end of period	$15.21	$13.75	$13.03	$11.17	$9.48	$16.87
Total return	10.6%	6.3%	17.1%	17.7%	(43.8)%	27.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,031	$16,294	$22,961	$39,412	$20,415	$52,127
Ratio of gross expenses to average net assets	1.75%	1.69%	1.36%	1.37%	1.23%	1.32%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.75%	1.69%	1.36%	1.37%	1.23%	1.32%
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.27)%	0.56%	0.46%	0.04%	(0.19)%
Portfolio turnover rate	71.00%	57.74%	58.73%	87.57%	187.80%	192.18%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.28	$12.59	$10.83	$9.24	$16.52	$13.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.13)	(0.02)	0.00	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	1.41	0.84	1.78	1.59	(7.20)	3.58
Total from investment operations	1.35	0.71	1.76	1.59	(7.28)	3.48
Dividends from net investment income	—	(0.02)	—	—	—	—
Net asset value, end of period	$14.63	$13.28	$12.59	$10.83	$9.24	$16.52
Total return	10.2%	5.7%	16.3%	17.2%	(44.1)%	26.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,849	$5,505	$6,110	$5,933	$5,112	$8,747
Ratio of gross expenses to average net assets	2.47%	2.40%	2.05%	1.89%	1.73%	1.81%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.47%	2.40%	2.05%	1.89%	1.73%	1.81%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.99)%	(0.16)%	(0.03)%	(0.55)%	(0.72)%
Portfolio turnover rate	71.00%	57.74%	58.73%	87.57%	187.80%	192.18%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.50	$13.11	$10.68	$8.76	$23.24	$17.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.00	(0.10)	0.01	(0.04)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	1.55	0.52	2.42	1.96	(10.85)	7.44
Total from investment operations	1.55	0.42	2.43	1.92	(10.94)	7.33
Dividends from net investment income	—	(0.03)	—	—	—	—
Distributions from net realized gains	—	—	—	—	(3.54)	(1.38)
Net asset value, end of period	$15.05	$13.50	$13.11	$10.68	$8.76	$23.24
Total return	11.4%	3.3%	22.8%	21.8%	(55.0)%	45.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$277,163	$317,893	$737,099	$872,936	$882,046	$2,032,326
Ratio of gross expenses to average net assets	1.15%	1.18%	1.12%	1.17%	1.11%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.15%	1.18%	1.12%	1.17%	1.11%	1.17%
Ratio of net investment income (loss) to average net assets	0.03%	(0.69)%	0.07%	(0.44)%	(0.56)%	(0.54)%
Portfolio turnover rate	113.18%	233.50%	193.69%	297.99%	324.49%	274.32%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$12.85	$12.51	$10.24	$8.45	$22.64	$16.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.17)	(0.05)	(0.08)	(0.16)	(0.20)
Net realized and unrealized gain (loss) on investments	1.46	0.51	2.32	1.87	(10.49)	7.27
Total from investment operations	1.43	0.34	2.27	1.79	(10.65)	7.07
Distributions from net realized gains	—	—	—	—	(3.54)	(1.38)
Net asset value, end of period	$14.28	$12.85	$12.51	$10.24	$8.45	$22.64
Total return	11.1%	2.7%	22.2%	21.0%	(55.3)%	44.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,202	$34,795	$50,016	$50,919	$40,374	$69,877
Ratio of gross expenses to average net assets	1.70%	1.74%	1.65%	1.68%	1.61%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.70%	1.74%	1.65%	1.68%	1.61%	1.67%
Ratio of net investment income (loss) to average net assets	(0.51)%	(1.24)%	(0.46)%	(0.96)%	(1.05)%	(1.04)%
Portfolio turnover rate	113.18%	233.50%	193.69%	297.99%	324.49%	274.32%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$26.99	$25.28	$19.90	$16.52	$30.30	$23.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.26)	(0.22)	(0.16)	(0.23)	(0.21)
Net realized and unrealized gain (loss) on investments	3.22	1.97	5.60	3.54	(13.55)	6.53
Total from investment operations	3.13	1.71	5.38	3.38	(13.78)	6.32
Distributions from net realized gains	(1.13)	—	—	—	—	—
Net asset value, end of period	$28.99	$26.99	$25.28	$19.90	$16.52	$30.30
Total return	12.1%	6.8%	27.0%	20.5%	(45.5)%	26.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,116,292	$1,119,966	$1,104,866	$968,776	$634,542	$894,802
Ratio of gross expenses to average net assets	1.19%	1.18%	1.23%	1.32%	1.27%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.03)%
Ratio of net expenses to average net assets	1.19%	1.18%	1.23%	1.32%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.94)%	(0.94)%	(0.94)%	(0.97)%	(0.78)%
Portfolio turnover rate	30.96%	70.57%	61.40%	90.49%	62.68%	67.53%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$25.91	$24.39	$19.30	$16.08	$29.64	$23.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.15)	(0.40)	(0.31)	(0.22)	(0.35)	(0.35)
Net realized and unrealized gain (loss) on investments	3.08	1.92	5.40	3.44	(13.21)	6.41
Total from investment operations	2.93	1.52	5.09	3.22	(13.56)	6.06
Distributions from net realized gains	(1.13)	—	—	—	—	—
Net asset value, end of period	$27.71	$25.91	$24.39	$19.30	$16.08	$29.64
Total return	11.9%	6.2%	26.4%	20.1%	(45.8)%	25.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$61,620	$62,211	$68,071	$51,707	$39,033	$47,042
Ratio of gross expenses to average net assets	1.70%	1.71%	1.69%	1.73%	1.77%	1.86%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.03)%
Ratio of net expenses to average net assets	1.70%	1.71%	1.69%	1.73%	1.77%	1.83%
Ratio of net investment income (loss) to average net assets	(1.18)%	(1.47)%	(1.40)%	(1.35)%	(1.47)%	(1.32)%
Portfolio turnover rate	30.96%	70.57%	61.40%	90.49%	62.68%	67.53%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services and Class R shares bear the cost of its plan of distribution.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2007-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	ADVISORY FEE	ADMINISTRATION FEE
Alger Capital Appreciation Institutional Fund	.81%	.0275%
Alger Large Cap Growth Institutional Fund	.71	.0275
Alger Mid Cap Growth Institutional Fund	.76	.0275
Alger Small Cap Growth Institutional Fund	.81	.0275

(b) Distribution Fees: Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Fred Alger & Company, Incorporated, the Trust’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the six months ended April 30, 2012, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $752,415, $10,402, $334,825 and $460,350, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Fund compensate Alger Management at the annual rate of 0.01% of their average daily net assets for these services.  During the six months ended April 30, 2012, the Alger Capital Appreciation Institutional Fund, Alger Large Cap

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred fees of $70,628, $1,067, $16,197 and $58,659, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2012, Alger Management charged back to the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $13,993, $3,603, $34,972 and $37,003, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(e) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of 0.25% of the value of its average daily net assets.  The fees charged may be more or less than the expenses incurred by the Distributor.

(f) Trustee Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives an additional $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2012, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $1,437 and $1,181, respectively, in connection with interfund loans.

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than U.S. Government and short-term securities, for the six months ended April 30, 2012:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,080,715,706	$894,739,452
Alger Large Cap Growth Institutional Fund	14,276,021	15,749,700
Alger Mid Cap Growth Institutional Fund	351,440,148	418,981,723
Alger Small Cap Growth Institutional Fund	356,254,278	501,640,147

Written call and put options activity for the six months ended April 30, 2012, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at October 31, 2011	463	$135,583
Call Options written	1,425	312,857
Call Options closed	(178)	(19,817)
Call Options expired	(1,079)	(227,550)
Call Options exercised	(369)	(135,064)
Call Options outstanding at April 30, 2012	262	$66,009

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at October 31, 2011	1,293	$329,563
Put Options written	651	184,235
Put Options closed	(168)	(60,133)
Put Options expired	(783)	(225,609)
Put Options exercised	(710)	(158,788)
Put Options outstanding at April 30, 2012	283	$69,268

As of April 30, 2012, Alger Mid Cap Growth Institutional Fund had portfolio securities and cash valued at $2,566,308, segregated as collateral for written options.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the six months ended April 30, 2012, the Funds had the following borrowings:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap Growth Institutional Fund	$261,353	1.18%
Alger Small Cap Growth Institutional Fund	207,692	1.12

The highest amount borrowed during the six months ended April 30, 2012 for each Fund was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Institutional Fund	$13,000,000
Alger Small Cap Growth Institutional Fund	1,260,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	13,929,562	$301,078,731	20,110,824	$421,647,062
Dividends reinvested	1,899,304	37,169,382	—	—
Shares redeemed	(6,953,526)	(147,540,987)	(12,211,244)	(256,765,961)
Net increase	8,875,340	$190,707,126	7,899,580	$164,881,101
Class R:
Shares sold	4,537,607	$93,110,804	4,952,676	$100,314,955
Dividends reinvested	434,479	8,133,448	—	—
Shares redeemed	(1,422,577)	(29,000,128)	(2,822,040)	(57,122,489)
Net increase	3,549,509	$72,244,124	2,130,636	$43,192,466

Alger Large Cap Growth Institutional Fund
Class I:
Shares sold	263,930	$3,814,850	601,991	$8,363,658
Dividends reinvested	—	—	6,139	83,370
Shares redeemed	(328,573)	(4,683,195)	(1,186,020)	(16,345,962)
Net decrease	(64,643)	$(868,345)	(577,890)	$(7,898,934)
Class R:
Shares sold	82,245	$1,140,395	125,947	$1,662,036
Dividends reinvested	—	—	117	1,538
Shares redeemed	(165,276)	(2,296,813)	(196,843)	(2,642,080)
Net decrease	(83,031)	$(1,156,418)	(70,779)	$(978,506)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	2,110,415	$29,283,034	9,162,719	$132,880,088
Dividends reinvested	—	—	104,528	1,490,566
Shares redeemed	(7,231,960)	(100,866,346)	(41,941,828)	(613,811,578)
Net decrease	(5,121,545)	$(71,583,312)	(32,674,581)	$(479,440,924)
Class R:
Shares sold	375,126	$4,971,902	1,103,541	$15,171,863
Shares redeemed	(827,908)	(10,966,968)	(2,392,797)	(32,661,440)
Net decrease	(452,782)	$(5,995,066)	(1,289,256)	$(17,489,577)

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	4,778,646	$132,396,591	16,073,601	$446,521,164
Dividends reinvested	1,691,801	43,496,198	—	—
Shares redeemed	(9,468,179)	(262,798,856)	(18,288,847)	(508,354,637)
Net decrease	(2,997,732)	$(86,906,067)	(2,215,246)	$(61,833,473)
Class R:
Shares sold	203,730	$5,432,291	650,452	$17,559,906
Dividends reinvested	97,573	2,402,238	—	—
Shares redeemed	(478,916)	(12,626,269)	(1,039,917)	(28,120,303)
Net decrease	(177,613)	$(4,791,740)	(389,465)	$(10,560,397)

NOTE 7 — Income Tax Information:

At October 31, 2011, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
2016	—	$5,521,428	$18,359,838	—
2017	—	4,214,883	322,038,630	—
Total	—	$9,736,311	$340,398,468	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2012 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$306,310,675	$306,310,675	—	—
Consumer Staples	105,149,292	105,149,292	—	—
Energy	140,988,893	140,988,893	—	—
Financials	109,477,260	109,477,260	—	—
Health Care	162,644,567	162,644,567	—	—
Industrials	249,321,628	249,321,628	—	—
Information Technology	414,286,644	414,286,644	—	—
Materials	66,415,167	66,415,167	—	—
Telecommunication Services	23,472,284	23,472,284	—	—
TOTAL COMMON STOCKS	$1,578,066,410	$1,578,066,410	—	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$2,772,323	—	$2,772,323	—
CONVERTIBLE PREFERRED STOCK
Health Care	$3,647,859	—	$3,647,859	—
MASTER LIMITED PARTNERSHIP
Energy	$6,251,259	$6,251,259	—	—
Financials	9,490,644	9,490,644	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$15,741,903	$15,741,903	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,600,228,495	$1,593,808,313	$6,420,182	—

Alger Large Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,183,491	$4,183,491	—	—
Consumer Staples	1,293,642	1,293,642	—	—
Energy	2,182,343	2,182,343	—	—
Financials	478,786	478,786	—	—
Health Care	2,179,248	2,179,248	—	—
Industrials	3,037,417	3,037,417	—	—
Information Technology	6,359,901	6,359,901	—	—
Materials	819,626	819,626	—	—
TOTAL COMMON STOCKS	$20,534,454	$20,534,454	—	—
MASTER LIMITED PARTNERSHIP
Financials	$218,153	$218,153	—	—
TOTAL INVESTMENTS IN SECURITIES	$20,752,607	$20,752,607	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$70,621,174	$69,056,800	$1,564,374	—
Consumer Staples	3,844,822	3,844,822	—	—
Energy	32,501,562	32,501,562	—	—
Financials	24,830,141	24,830,141	—	—
Health Care	22,986,752	22,986,752	—	—
Industrials	48,192,566	48,192,566	—	—
Information Technology	52,479,952	52,479,952	—	—
Materials	21,832,800	21,832,800	—	—
Telecommunication Services	5,524,472	5,524,472	—	—
TOTAL COMMON STOCKS	$282,814,241	$281,249,867	$1,564,374	—
CONVERTIBLE PREFERRED STOCK
Health Care	$11,132,899	—	$11,132,899	—
PURCHASED OPTIONS
Energy	$2,535	$2,535	—	—
MASTER LIMITED PARTNERSHIP
Financials	$3,768,628	$3,768,628	—	—
TOTAL INVESTMENTS IN SECURITIES	$297,718,303	$285,021,030	$12,697,273	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$101,817	$101,817	—	—
Industrials	$10,780	$10,780	—	—
Materials	18,011	18,011	—	—
TOTAL OPTIONS WRITTEN	$130,608	$130,608	—	—

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$181,963,381	$181,963,381	—	—
Consumer Staples	31,126,683	31,126,683	—	—
Energy	89,460,166	89,460,166	—	—
Financials	84,673,421	84,673,421	—	—
Health Care	203,417,947	203,417,947	—	—
Industrials	182,067,728	182,067,728	—	—
Information Technology	294,324,720	294,324,720	—	—
Materials	52,864,989	52,864,989	—	—
Utilities	13,585,322	13,585,322	—	—
TOTAL COMMON STOCKS	$1,133,484,357	$1,133,484,357	—	—
MASTER LIMITED PARTNERSHIP
Financials	$5,900,735	$5,900,735	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,139,385,092	$1,139,385,092	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Institutional Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$3,475,570
Transfers into Level 3	—
Transfers out of Level 3(i)	(3,647,859)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	172,289
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

Alger Mid Cap Growth Institutional Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$10,607,090
Transfers into Level 3	—
Transfers out of Level 3(i)	(11,132,899)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	525,809
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

On April 30, 2012 the Alger Capital Appreciation Institutional Fund and the Alger Mid Cap Growth Institutional Fund transferred securities totaling $7,059,840 and $6,182,788, respectively, from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2012, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2012 are as follows:

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$910
Purchased Call Options	Investments in Securities, at value	1,625
Written Put Options	—	—	Written options outstanding, at value	$56,678
Written Call Options	—	—	Written options outstanding, at value	73,930
Total		$2,535		$130,608

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the six months ended April 30, 2012, Alger Mid Cap Growth Institutional Fund had option purchases of $668,002 and option sales of $1,454,610. The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 is as follows:

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(1,930,164)
Written Options	756,483
Total	$(1,173,681)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments under Statement	Options
Purchased Options	$1,048,084
Written Options	116,608
Total	$1,164,692

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2012.  No such events have been identified which require recognition and disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2011 and ending April 30, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Six Months Ended April 30, 2012(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2012(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,136.34	$6.20	1.17%
	Hypothetical(c)	1,000.00	1,019.06	5.86	1.17
Class R	Actual	1,000.00	1,133.68	8.87	1.67
	Hypothetical(c)	1,000.00	1,016.55	8.39	1.67

Alger Large Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,106.18	$9.18	1.75%
	Hypothetical(c)	1,000.00	1,016.15	8.79	1.75
Class R	Actual	1,000.00	1,102.41	12.92	2.47
	Hypothetical(c)	1,000.00	1,012.57	12.37	2.47

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,113.99	$6.07	1.15%
	Hypothetical(c)	1,000.00	1,019.13	5.79	1.15
Class R	Actual	1,000.00	1,111.28	8.91	1.70
	Hypothetical(c)	1,000.00	1,016.43	8.51	1.70

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,121.45	$6.26	1.19%
	Hypothetical(c)	1,000.00	1,018.96	5.96	1.19
Class R	Actual	1,000.00	1,118.70	8.93	1.70
	Hypothetical(c)	1,000.00	1,016.43	8.50	1.70

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011              3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AIFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 19, 2012